Exhibit 10.2
VIRGINIA STATUTORY NOTICE UNDER SECTION 8.01-433.1
IMPORTANT NOTICE — THIS INSTRUMENT CONTAINS A CONFESSION OF
JUDGMENT PROVISION WHICH CONSTITUTES A WAIVER OF IMPORTANT
RIGHTS YOU MAY HAVE AS A DEBTOR AND ALLOWS THE CREDITOR TO
OBTAIN A JUDGMENT AGAINST YOU WITHOUT ANY FURTHER NOTICE.
Loan No.
PROMISSORY NOTE
(Secured Revolving Line of Credit)
     FOR VALUE RECEIVED, the undersigned, CUISINE SOLUTIONS, INC., a Delaware corporation (the Borrower”), promises to pay to the order of BRANCH BANKING AND TRUST COMPANY, with offices at 1717 King Street, Alexandria, Virginia 22314, its successors and assigns, (the “Lender”) at such offices or at such other place or places as the Lender may from time to time designate in writing, the principal sum of SEVEN MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($7,500,000.00), or so much thereof as shall be advanced and/or re-advanced pursuant to the Loan Agreement (hereinafter defined) and remain unpaid, together with interest at the rate or rates hereinafter provided until paid, said principal and interest being due and payable as follows:
          (a) Interest shall accrue on the unpaid principal balance hereof at the fluctuating rate which is equal to the “LIBOR Rate” (hereinafter defined) plus the “Applicable Margin” (hereinafter defined), which rate shall be established on the date hereof based on the “LIBOR Rate” and “Applicable Margin” for the date hereof and shall be adjusted on the first (1st) day of each calendar month thereafter based on the “LIBOR Rate” and the “Applicable Margin” for such day, commencing on February 1, 2007 and continuing on the first (1st) day of each calendar month thereafter until the maturity date hereof; and
          (b) Interest only shall be due and payable monthly in arrears at the rate at which it accrues, commencing on the fifth (5th) day of the first (1st) calendar month following the date hereof and continuing on the fifth (5th) day of each calendar month thereafter until maturity; and
          (c) If not sooner paid, the entire balance of principal of this Note remaining unpaid, plus interest accrued
Loan No. 9530034477-00003

thereon not previously paid, fees and costs, if any, shall be due and payable in full on the date which is twenty four (24) months following the date hereof.
Definitions:
As used in this Note, the following terms shall have the following meanings:
     “Applicable Margin” shall mean two hundred twenty five basis points (2.25%).
     “LIBOR Rate” shall mean the rate, as of the date of calculation, for thirty (30) days on U.S. dollar deposits as reported on Telerate page 3750, as of 11:00 a.m., London Time, for such day or, if such day is not a London Business Day, then the immediately preceding London Business Day (or if not so reported, then as determined by the Lender from another recognized source of interbank quotation), rounded to the next higher 1/100 of 1%, and adjusted for reserves by dividing that rate by 1.00 minus the reserve requirement, if any, applicable to such deposits under applicable law or regulation.
     “London Business Day” shall mean any business day on which commercial banks are open for international business (including dealings in dollar deposits) in London.
     For purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days elapsed that funds are outstanding hereunder. Payments made on account hereof shall be applied first to the payment of late fees, then to the payment of accrued and unpaid interest, and then to principal, or in such other order and proportion as Lender may elect in its sole discretion.
     If default be made in the payment of any installment of principal or interest due under this Note, and if such default shall continue for a period of ten (10) business days after written notice of such default to the Borrower, the entire principal sum outstanding, together with accrued interest thereon, shall at once become due and payable at the option of the Lender without further notice. If an Event of Default occurs under the Loan and Security Agreement given to secure this Note dated of even date (the “Security Agreement”), the terms and provisions of which are incorporated herein by this reference as if set forth in full), the entire principal sum outstanding, together with accrued interest thereon, shall at once become due and payable at the option of the Lender without further notice. Failure to exercise any of the options aforementioned or the failure to exercise any other option herein or in the Security Agreement provided for shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Acceleration of maturity, once claimed by the Lender, may at its option be rescinded by an instrument in writing to that effect; however, the tender and acceptance of a partial payment or partial performance shall not, by itself, affect or rescind such acceleration of maturity.
     Upon the occurrence of a default hereunder not cured prior to the expiration of the grace period applicable thereto set forth above, or upon the occurrence of an Event of Default under the Security Agreement, the Lender may, in the Lender’s sole discretion and without notice or demand, in addition to any other remedy the Lender may exercise, raise the rate of interest accruing on the unpaid principal balance of this Note by three (3) percentage points above the interest rate otherwise applicable hereunder (the “Default Rate”), regardless of whether the holder elects to accelerate the unpaid principal balance as a result of such default. If judgment is entered against the Borrower on this Note, the amount of such judgment entered (which may include principal, interest, fees and costs) shall bear interest at such Default Rate as of the date of entry of judgment.
     In the event any monthly installment of interest due under this Note is paid more than ten (10) days after the date when the same is due, then the Lender shall be entitled to collect a “late charge” in an amount equal to five percent (5%) of such installment.
     In the event it shall become necessary to employ counsel to collect this obligation or to protect the security hereof, the Borrower agrees in the event the Lender is the prevailing party, to pay reasonable attorney’s fees, whether suit be brought or not, and all other costs and expenses reasonably connected with collection, the protection of the security, the defense of any counterclaim, the enforcement (including without limitation, as a part of any proceeding brought under the Bankruptcy Reform Act of 1978, as amended) of any remedies herein provided for, or provided for in the Security Agreement and the enforcement of any guaranty.

     The privilege is reserved to prepay the principal indebtedness evidenced hereby, in whole or in part, at any time, without premium or penalty.
     The Borrower and any endorsers, guarantors and sureties jointly and severally waive presentment, protest and demand, notice of protest, demand and dishonor, and any and all lack of diligence or delays in the collection or enforcement hereof and expressly agree that this Note, or any payment hereunder, may be extended from time to time without in any way affecting the liability of the Borrower or any endorser, guarantor or surety hereof. Borrower waives its right to trial by jury with respect to any proceedings hereunder.
     The validity and construction of this Note and all matters pertaining thereto are to be determined according to the laws of the Commonwealth of Virginia.
     In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal or unenforceable.
     The Borrower represents and warrants that the loan evidenced by this Note was made and transacted solely for the purpose of carrying on a business or commercial enterprise or for investment purposes.
     As used in this Note, the singular shall include the plural and the plural shall include the singular, where the context shall so require.
     The Borrower agrees to provide the Lender on an annual basis, within one hundred twenty (120) days of the end of each fiscal year end, with current financial statements, audited by an independent public accounting firm, including, but not limited to, an income and expense statement, acceptable to the Lender in its sole discretion. Additionally, the Borrower agrees to provide the Lender on a quarterly basis, within sixty (60) days of the end of each calendar quarter, with current financial statements, which financial statements may be internally prepared, including, but not limited to, an income and expense statement, acceptable to the Lender in its sole discretion. Further, the Borrower agrees to provide the Lender with copies of its most recently filed annual federal income tax returns with all supporting schedules and filings, all within thirty (30) days after the filing of same. The Borrower will promptly deliver to the Lender such other information with respect to the financial statements of the Borrower as the Lender may from time to time require.
     This Note provides for the making of a loan by Lender, in its capacity as a lender, to the Borrower, in its capacity as a borrower, and for the payment of interest and repayment of principal by the Borrower to Lender. The relationship between Lender and the Borrower is limited to that of creditor/secured party, on the one hand, and debtor, on the other hand. Nothing contained in this Note shall be construed as permitting or obligating Lender to act as a financial or business advisor or consultant to Borrower, as permitting or obligating the Lender to control Borrower or to conduct Borrower’s operations, as creating any fiduciary obligation on the part of Lender to Borrower, or as creating any joint venture, agency, or other relationship between the parties other than as explicitly and specifically stated in this Note. The Borrower acknowledges that it has had the opportunity to obtain the advice of experienced counsel of its own choosing in connection with the negotiation and execution of this Note, and to obtain the advice of such counsel with respect to all matters contained herein, including, without limitation, the provision for waiver of trial by jury. The Borrower further acknowledges that it is experienced with respect to financial and credit matters and has made its own independent decision to apply to Lender for credit and to execute and deliver this Note.
     All notices, demands, requests and other communications required pursuant to the provisions of this Note shall be in writing and shall be deemed to have been properly given or served for all purposes when received if presented personally, or mailing, if sent by United States Registered or Certified Mail, Return Receipt Requested, postage prepaid, to the Borrower at: 85 South Bragg Street, Suite 600, Alexandria, Virginia 22312, and to the Lender at the address stated in the first paragraph of this Note.

     The Lender and Borrower may designate a change of address by notice in writing to the other party. Whenever in this Note the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice.
     It is the intention of the Borrower and the Lender to conform strictly to applicable usury laws. Accordingly, if the transactions contemplated hereby would be usurious under applicable law (including the laws of the Commonwealth of Virginia and the laws of the United States of America) then, in that event, notwithstanding anything to the contrary in any agreement entered into in connection with or as security for this Note, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under applicable law that is contracted for, charged or received under this Note or under any of the other aforesaid agreements or otherwise in connection with this Note shall under no circumstances exceed the maximum amount of interest allowed by applicable law, and any excess shall be credited on the Note by the Lender (or, if this Note shall have been paid in full, refunded to the Borrower) and (ii) in the event that maturity of this Note is accelerated by reason of an election by the Lender resulting from any Event of Default hereunder or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest may never include more than the maximum amount allowed by applicable law, and excess interest, if any, provided for in this Note or otherwise shall be canceled automatically as of the date of such acceleration or prepayment and, if therefore prepaid, shall be credited on this Note (or if this Note shall have been paid in full, refunded to the Borrower).
     The proceeds of the loan evidenced hereby are to be advanced on a revolving credit basis pursuant to the provisions of a certain Loan Agreement between the Borrower and Lender dated of even date herewith (the “Loan Agreement”), the terms and provisions of which are incorporated herein by this reference as if set forth in full. Any amounts from time to time paid on account of the principal indebtedness evidenced hereby may be re-advanced to the Borrower pursuant to (and subject to the provisions and limitations of) this Note. The aggregate principal indebtedness evidenced hereby may increase or decrease from time to time; provided, however, that the aggregate principal indebtedness evidenced hereby at any one time shall not exceed the sum of SEVEN MILLION FIVE HUNDRED

THOUSAND AND NO/100 DOLLARS ($7,500,000.00). Upon failure of the Borrower to keep and perform any condition, stipulation, agreement or covenant of said Loan Agreement, after the expiration of any applicable cure period, the principal sum and all arrears of interest shall become due and payable at the option of and upon notice from the Lender without further notice other than notice of the exercise of such option. The Borrower agrees to pay promptly upon receipt of a reasonably detailed written invoice therefore any expenditures made by the Lender in accordance with the Security Agreement, including, but not limited to, the payment of insurance premiums and the cost of maintenance and preservation of the property described in the Security Agreement. At the option of the Lender, all such expenditures may be added to the unpaid principal balance of this Note and become a part of and on a parity with the principal indebtedness secured by the Security Agreement and other instruments executed herewith, and shall accrue interest at a rate as may be payable from time to time on the original principal indebtedness or may be declared immediately due and payable.
     It is contemplated that by reason of prepayments hereon there may be times when no indebtedness is owing hereunder; but notwithstanding such occurrences, this Note shall be in full force and effect as advances made pursuant to and under the terms of this Note subsequent to each occurrence.
     In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, the Borrower covenants and agrees to pay the excess principal amount forthwith upon demand; such excess principal amount shall in all respects be deemed to be included among the advances made pursuant to the other terms of this Note and shall bear interest at the rate or rates hereinabove stated.
     The Borrower agrees to establish a deposit account with the Lender, which account will be used for the making of advances of the Loan. The Borrower shall utilize the Lender as its primary banking relationship.
     THE BORROWER HEREBY (I) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (II) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY THE BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS

INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND REQUESTED TO SUBMIT THIS NOTE TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES HERETO, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF THE BORROWER’S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, THE BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF THE LENDER (INCLUDING THE LENDER’S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO THE BORROWER THAT THE LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.
     THE BORROWER HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS (WHICH APPOINTMENT SHALL BE DEEMED TO BE COUPLED WITH AN INTEREST) JOHN P. REITER AND/OR LAWRENCE P. MANN (EITHER OF WHOM MAY ACT ALONE) AS THE BORROWER’S TRUE AND LAWFUL ATTORNEY IN FACT, TO APPEAR FOR THE BORROWER BEFORE THE CLERK OF THE CIRCUIT COURT OF THE CITY OF ALEXANDRIA, VIRGINIA, AND AFTER ONE OR MORE DECLARATIONS FILED, CONFESS JUDGMENT AGAINST THE BORROWER AS OF ANY TIME AFTER ANY SUM IS DUE HEREUNDER (WHETHER BY DEMAND, STATED MATURITY, ACCELERATION OR OTHERWISE) FOR THE UNPAID BALANCE OF THIS NOTE AND INTEREST, WITH COURT COSTS, EXPENSES AND REASONABLE ATTORNEY’S FEES, FOR COLLECTION AND RELEASE OF ALL ERRORS, AND WITHOUT STAY OF EXECUTION, AND INQUISITION AND EXTENSION UPON ANY LEVY ON REAL ESTATE IS HEREBY WAIVED AND CONDEMNATION AGREED TO, AND THE EXEMPTION OF PERSONAL PROPERTY FROM LEVY AND SALE IS ALSO HEREBY EXPRESSLY WAIVED AND NO BENEFIT OF EXEMPTION SHALL BE CLAIMED UNDER ANY EXEMPTION LAW NOW IN FORCE OR WHICH MAY BE HEREAFTER ADOPTED. BORROWER CONSENTS TO VENUE IN CITY OF ALEXANDRIA, COMMONWEALTH OF VIRGINIA, WITH RESPECT TO THE INSTITUTION OF AN ACTION CONFESSING JUDGMENT HEREON, REGARDLESS OF WHERE VENUE WOULD OTHERWISE BE PROPER. ANY JUDGMENT ENTERED AGAINST BORROWER, WHETHER BY CONFESSION OR OTHERWISE, SHALL BEAR INTEREST AT A RATE WHICH IS THE HIGHEST RATE OF INTEREST BEING PAID BY BORROWER ON THE DATE OF JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS, FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER OR ITS ASSIGNS SHALL DEEM NECESSARY OR ADVISABLE UNTIL ALL SUMS DUE HEREUNDER HAVE BEEN PAID IN FULL.
     Time is of the essence with respect to all provisions of this Note.

     MADE under seal this 15th day of JUNE, 2007.

CUISINE SOLUTIONS, INC., a Delaware corporation
By:	/s/ Stanislas Vilgrain	[SEAL]
Stanislas Vilgrain,
President

By:	/s/ Ronald Zilkowski	[SEAL]
Ronald Zilkowski,
Treasurer